Exhibit 10.35
SECOND AMENDMENT
TO
PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (the "Second Amendment") is made and entered into effective as of the 12th day of April, 2012, by and between CRESCENT APARTMENTS, LLC, a South Carolina limited liability company ("Seller"), and KBS Legacy Partners Greer LLC, a Delaware limited liability company ("Greer Buyer"), and KBS Legacy Partners Greer Land LLC, a Delaware limited liability company ("Land Buyer", and collectively with Greer Buyer, the "Buyer"), with reference to the following:
WHEREAS, KBS-Legacy Apartment Community REIT Venture, LLC, a Delaware limited liability company "Venture LLC"), and Seller entered into that certain Purchase and Sale Agreement with an Effective Date of March 21, 2012 and that certain First Amendment to Purchase and Sale Agreement dated as of April 3, 2012 (collectively, the "Purchase Agreement");
WHEREAS, Venture LLC assigned its rights, title, interest and obligations in, to and under the Purchase Agreement to KBS Capital Advisors LLC, a Delaware limited liability company ("KBS Capital"), and KBS Capital assigned its rights title, interest and obligations in, to and under the Purchase Agreement as such relate to “Commercial Outparcel 1”, “Commercial Outparcel 2” and “Outparcel 4” as depicted on the plat entitled “Summary Plat Crescent Apartments, LLC” recorded in Book 1057, Page 43 (the “Subdivision Plat”) in the office of the Greenville County Register of Deeds (collectively, the "Out Parcels") to Land Buyer and KBS Capital assigned its rights title, interest and obligations in, to and under the Purchase Agreement as such relate to “Parcel 3” shown on the Subdivision Plat (collectively, the "Apartments Parcel") to Greer Buyer.
WHEREAS, Seller and Buyer have agreed to enter into this Second Amendment to set forth their agreement regarding the matters set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree to the following:
1.Terms. All capitalized terms which are used in this Second Amendment, but not defined herein, shall have the same meanings as ascribed thereto in the Purchase Agreement. The term "Buyer" as used in the Purchase Agreement shall mean Greer Buyer and Land Buyer collectively.
2.    Seller's Closing Deliveries. Sections 6.3.1 is hereby deleted and replaced with the following:
"6.3.1 Deeds. A limited warranty deed and affidavit of consideration in the form of Exhibit E attached hereto and incorporated herein by this reference, conveying to Greer Buyer all of Seller’s right, title and interest in and to the Apartments Parcel (“Apartments Parcel Deed”), and a limited warranty deed and affidavit of consideration in the form of Exhibit E attached hereto, conveying to Land Buyer all of Seller’s right, title and interest

Alta Crescent - Second Amendment to Purchase and Sale Agreement

in and to the Out Parcels Parcel (“Out Parcels Deed” and collectively with the Apartments Parcel Deed, the "Deed"). The affidavit of consideration attached to the Apartments Parcel Deed shall reference the consideration paid for the Apartments Parcel as an amount equal to $20,650,000 less the reported value of the Personal Property set forth in the Personal Property Tax Affidavit filed by Seller in 2012 (the "PP Tax Affidavit"). Seller acknowledges and agrees that the value of the Personal Property set forth on the PP Tax Affidavit shall not in any event exceed $600,374.00. The affidavit of consideration attached to the Out Parcels Deed shall reference the consideration paid for the Out Parcels as an amount equal to $150,000."
Notwithstanding anything in this Second Amendment or the Purchase Agreement to the contrary, in the event that Seller determines that it is not permitted to legally convey Outparcel 4 separately from the Apartments Parcel (e.g. by virtue of applicable subdivision regulations or otherwise), then Outparcel 4 shall be conveyed to Greer Buyer together with the Apartments Parcel pursuant to the Apartments Parcel Deed.
3.    Closing Documents. Notwithstanding the terms of the Purchase Agreement to the contrary, the Bill of Sale, Assignment of Leases, Assignment of Contracts, Notice to Tenants and Notices to Service providers shall be delivered only to Greer Buyer by Seller and Greer Buyer shall be the only Buyer party to execute and deliver the Assignment of Leases and Assignment of Contracts.
4.    3-14 Audit Deliveries. Seller agrees to continue to cooperate with Buyer's requests for information and documents in connection with Buyer's 3-14 Audit. In addition, Seller agrees to deliver the following to Buyer within forty-five (45) days after Closing: i) Detailed income statement for 2012 from January 1, 2012 through Closing Date, ii) Trial balance for 2012 from January 1, 2012 through Closing Date, and iii) General ledger for 2012  from January 1, 2012 through Closing Date. The provisions of this Section 4 shall survive the Closing.
5.    Personal Property. Buyer and Seller agree that the list of Personal Property attached as Exhibit "B" to this Second Amendment shall be deemed to be Exhibit "B" to the Purchase Agreement.
6.    Approval Notice. Upon complete execution and delivery of this Second Amendment by Buyer and Seller, this Second Amendment shall constitute Buyer’s Approval Notice pursuant to Section 4.1 of the Purchase Agreement and Buyer's notice to Seller that Buyer is satisfied with its Due Diligence (including its review of the Title Documents).
7.    Purchase Agreement Ratified. In all other respects, except as otherwise provided by this Second Amendment, the undersigned hereby ratify and confirm the Purchase Agreement which remains in full force and effect. Greer Buyer and Land Buyer shall be jointly and severally liable for the performance of Buyer’s obligations under the Purchase Agreement.
8.    Counterparts. This Second Amendment may be executed in counterparts, each of which shall be deemed an original and all of said counterparts shall constitute but one and the same instrument. Signatures delivered via facsimile or other electronic means shall be accepted as if original.

Alta Crescent - Second Amendment to Purchase and Sale Agreement

IN WITNESS WHEREOF, the parties have executed this Second Amendment to be effective as of April 12, 2012.
BUYER:

KBS LEGACY PARTNERS GREER LLC,
a Delaware limited liability company

By:    KBS LEGACY PARTNERS PROPERTIES LLC,
a Delaware limited liability company,
its sole member

By:    KBS LEGACY PARTNERS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:    KBS LEGACY PARTNERS APARTMENT REIT, INC.,
a Maryland corporation,
its sole general partner

By:    /s/ W. Dean Henry
Name:    W. Dean Henry
Title:     Executive Vice President

KBS LEGACY PARTNERS GREER LAND LLC,
a Delaware limited liability company

By:    KBS LEGACY PARTNERS PROPERTIES LLC,
a Delaware limited liability company,
its sole member

By:    KBS LEGACY PARTNERS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:    KBS LEGACY PARTNERS APARTMENT REIT, INC.,
a Maryland corporation,
its sole general partner

By:    /s/ W. Dean Henry
Name:    W. Dean Henry
Title:     Executive Vice President

Alta Crescent - Second Amendment to Purchase and Sale Agreement

SELLER:

CRESCENT APARTMENTS, LLC, a
South Carolina limited liability company

By:    WP Crescent, L.L.C.,    a Georgia
limited liability company, its manager

By:    WP East Development Enterprises, L.L.C.,
a Delaware limited liability company,
its sole manager

By:    Wood Real Estate Investors, L.L.C., a
Delaware limited liability company,
its manager

By: /s/ David E. Thompson
Name:    David E. Thompson
Title:    Vice President

Alta Crescent - Second Amendment to Purchase and Sale Agreement

Exhibit A

NOTES:

1.) REFERENCED
a.) PLAT ENTITLED "PROPERTY OF T.W. DILL ESTATE", DATED JAN. 23, 1953, PREPARED BY H.S. BROCKMAN, RECORDED IN PLAT BOOK T, PAGE 198 IN THE GREENVILLE COUNTY R.O.D. OFFICE.
b.) PLAT ENTITLED "NINE ACRES", DATED AUG. 18, 1963, PREPARED BY JOHN A. SIMMONS, RECORDED IN PLAT BOOK YY, PAGE 153 IN THE GREENVILLE COUNTY R.O.D. OFFICE.
c.) PLAT ENTITLED "DILL CREEK CROSSING", DATED MAY 31, 2001, PREPARED BY PLUMBLEE SURVEYING, RECORDED IN PLAT BOOK 44-B, PAGE 76 IN THE GREENVILLE COUNTY R.O.D. OFFICE.
TAX MAP# T010000000000

2.) THE PROFESSIONAL SURVEYOR HAS MADE NO INVESTIGATION OR INDEPENDENT SEARCH FOR EASEMENTS OF RECORD, ENCUMBRANCES, RESTRICTIVE COVENANTS, OWNERSHIP TITLE EVIDENCE, OR ANY OTHER FACTS THAT AN ACCURATE AND CURRENT TITLE SEARCH MAY DISCLOSE.

3.) SUBSURFACE AND ENVIRONMENTAL CONDITIONS WERE NOT SURVEYED OR EXAMINED OR CONSIDERED AS PART OF THIS SURVEY. NO EVIDENCE OR STATEMENT IS MADE CONCERNING THE EXISTENCE OF UNDERGROUND OR OVERHEAD CONDITIONS, CONTAINERS OR FACILITIES THAT MAY AFFECT THE USE OR DEVELOPMENT OF THIS PROPERTY.

4.) THIS PROPERTY IS SUBJECT TO ANY AND ALL EASEMENTS, RIGHTS OF WAY AND/OR RESTRICTIONS OF RECORD OR NOT OF RECORD.

5.) THE UNDERGROUND UTILITIES SHOWN HAVE BEEN LOCATED FROM ABOVE GROUND EVIDENCE AND EXISTING DRAWINGS. THE SURVEYOR MAKES NO GUARANTEE THAT THE UNDERGROUND UTILITIES SHOWN COMPRISE ALL SUCH UTILITIES IN THE AREA, EITHER IN SERVICE OR ABANDONED.

6.) ACCORDING TO FEMA FIRM NUMBER 45045C0340D, FOR GREENVILLE COUNTY, SOUTH CAROLINA, WITH AN EFFECTIVE DATE OF DEC. 02, 2004, A PORTION OF THIS PROPERTY IS LOCATED IN AN UN-NUMBERED A FLOOD HAZARD AREA.

7.) ZONING: CITY OF GREER, ZONED PD-R
NO STRUCTURE SHALL BE ERECTED WITHIN 25 FEET FROM ANY EXTERNAL LOT LINE OF ANY PLANNED DEVELOPMENT. MINIMUM LOT WIDTH, MINIMUM MINIMUM YARD SIZE, MAXIMUM LOT COVERAGE, AND MAXIMUM HEIGHT ARE NOT OTHERWISE REGULATED.

8.) THERE IS A 5' DRAINAGE AND UTILITY EASEMENT ALONG EACH SIDE OF ALL INTERNAL LOT LINES AND A 10' DRAINAGE AND UTILITY EASEMENT ALONG THE INSIDE OF ALL EXTERNAL LOT LINES, UNLESS OTHERWISE NOTED.

9.) A STORM WATER MANAGEMENT PLAN AND A SEDIMENT REDUCTION PLAN HAS BEEN PREPARED FOR THIS PROPERTY AND WILL BE APPLIED FOR LAND DISTURBING ACTIVITIES. EACH PROPERTY OWNER WILL COMPLY WITH THIS PLAN UNLESS AN INDIVIDUAL PLAN IS PREPARED AND APPROVED FOR THAT PROPERTY. (PLAN No. SCR 10[illegible])

20071214[illegible] PLAT/LS
December 18, 2007 [illegible]
FILED IN GREENVILLE COUNTY, SC

CHICK SPRINGS ROAD (J-427)
(VARIABLE R/W)
SOUTH SUBER ROAD
DITCH TO DITCH R/W
SUBER MILL ROAD (J-405)
(DITCH TO DITCH R/W - PER GREENVILLE COUNTY)
BENT CREEK DR. (50' R/W)
PARCEL 3
22.38 AC.
873,580 SF.
COMMERCIAL OUTPARCEL 1
3.65 AC.
158,218 SF.
COMMERCIAL OUTPARCEL 2
1.61 AC.
70,240 SF.
PARCEL 4
0.30 AC.
12,917 SF.
N/F
CHRISTOPHER S. ERWIN
& KELLY A. ERWIN
TM# T10.4-1-18
DB 2045-814
N/F
CHRISTIAN OUTREACH
OF SOUTH CAROLINA
TM# T10.4-1-19.2
DB 1921-1938
N/F
JAMES B. DOMICK
TM# T10.4-1-19
DB 1441-947
N/F
DENNIS D GREEN
TM# T10.4-1-19.01
DB 2037-1532
N/F
KIRK WHEELER
TM# T10.4-1-21
DB 2156-541
PB YY-153
N/F
SHAW ENTERPRISES
OF THE UPSTATE
TM# T10.1-2-8
DB 2002-799
ZONED R-20
LIMITS OF FLOOD ZONE
DILL CREEK CROSSING
N77°40'22"E 358.58'
S56°14'31"W 338.38'
S56°14'31"W 130.00'
N77°40'22"E 131.00'
S09°20'53"E 797.06'
S63°32'27"W 222.04'
S63°32'27"W 372.96'
N31°27'18"W 424.37'
N68°34'25"E 148.87'
N78°20'18"W 156.54'
S09°30'00"W 244.10'
S46°30'37"W 370.00'
S53°27'48"E 141.50'
GRAPHIC SCALE
1 inch = 100 ft.
REFERENCE PLAT

PROPERTY LINE TABLE		
LINE	DIRECTION	DISTANCE
L1	[illegible]	211.56
L2	[illegible]	43.72
L3	[illegible]	99.38
L4	[illegible]	82.54
L5	[illegible]	120.00
L6	[illegible]	100.00
L7	[illegible]	50.00
L8	[illegible]	100.00
L9	[illegible]	290.50
L10	[illegible]	4.30
L11	[illegible]	77.14
L12	[illegible]	233.88
L13	[illegible]	300.08
L14	[illegible]	130.83
L15	[illegible]	90.73
L16	[illegible]	103.33
L17	[illegible]	94.84

PROPERTY CURVE TABLE			
CURVE	LENGTH	RADIUS	CHORD
C1	16.80	47.50	[illegible] 16.72
C2	107.47	102.80	[illegible] 102.91
C3	48.95	47.50	[illegible] 47.09
C4	68.68	100.00	[illegible] 63.21

LEGEND

[illegible]

FILED FOR RECORD IN GREENVILLE COUNTY, SC ROD
20071214[illegible] Book:PLL 1057 Page:[illegible]
December 18, 2007 [illegible]

PRECISION LAND SURVEYING, INC.
351 PRADO WAY GREENVILLE, SC 29607
(864) 627-8007 Fax (864) 627-1840

N. SUBER ROAD
WADE HAMPTON BLVD.
U.S. HWY. 29
CHICK SPRINGS ROAD
BENT CREEK LANE
"SITE"
S. SUBER ROAD
DILL CREEK CT.
SUBER MILL ROAD

LOCATION MAP NOT TO SCALE

CERTIFICATE OF ACCURACY

I HEREBY STATE THAT TO THE BEST OF MY KNOWLEDGE, INFORMATION, AND BELIEF, THE SURVEY SHOWN HEREON WAS MADE IN ACCORDANCE WITH THE REQUIREMENTS OF THE MINIMUM STANDARDS MANUAL FOR THE PRACTICE OF LAND SURVEYING IN SOUTH CAROLINA AND MEETS OR EXCEEDS THE REQUIREMENTS FOR A CLASS B SURVEY AS SPECIFIED THEREIN

12/14/07
DATE

R.B. Cook
RICHARD B. COOK II, PLS

17219
S.C. REGISTRATION NO

SOUTH CAROLINA PRECISION LAND SURVEYING, INC. No. C01380 CERTIFICATE OF AUTHORIZATION

SOUTH CAROLINA PROFESSIONAL LAND SURVEYOR RICHARD BRUCE COOK II No. 17219

CERTIFICATE OF OWNERSHIP AND DEDICATION

"THE UNDERSIGNED HEREBY ACKNOWLEDGE THAT I AM (WE ARE) THE OWNER(S) OF THE PROPERTY SHOWN AND DESCRIBED HEREON AND THAT I (WE) HEREBY ADOPT THIS PLAN OF SUBDIVISION WITH MY (OUR) FREE CONSENT AND THAT I (WE) ESTABLISH THE MINIMUM BUILDING RESTRICTION LINES AND HEREBY DEDICATE TO PUBLIC USE AS ROADS, STREETS, AND EASEMENTS, FOREVER ALL AREAS SO SHOWN OR INDICATED ON SAID PLAT"

DATE ____________ SIGNED ____________

DATE ____________ SIGNED ____________

DATE ____________ SIGNED ____________

DATE 12/18/07 SIGNED Thomas R. Batey
Thomas R. Batey ##

##Vice-President of 10f East Corporation, Inc., Manager of 10f Crescent, L.L.C., Manager of Crescent Apartments, LLC

CERTIFICATE OF APPROVAL FOR RECORDING

"I HEREBY CERTIFY THAT THE SUBDIVISION PLAN SHOWN HEREON HAS BEEN FOUND TO COMPLY WITH THE SUBDIVISION REGULATIONS FOR THE CITY OF GREER, WITH THE EXCEPTION OF SUCH VARIANCES, IF ANY, AS ARE NOTED IN THE MINUTES OF THE CITY OF GREER PLANNING COMMISSION OF GREER, SOUTH CAROLINA, AND THAT IT HAS BEEN APPROVED FOR RECORDING IN THE OFFICE OF THE REGISTER OF DEEDS"

DATE 12-14-07 [signature] CFM
AUTHORIZED REPRESENTATIVE CITY OF GREER PLANNING COMMISSION

07.245

SUMMARY PLAT

CRESCENT APARTMENTS, LLC

OWNER	ENGINEER/SURVEYOR
CRESCENT APARTMENTS, LLC 1001 MOREHEAD SQUARE DR. #250 CHARLOTTE, NC 28203	RICHARD B. COOK II PRECISION LAND SURVEYING 351 PRADO WAY GREENVILLE, SC 29607

NO. OF ACRES 27.91 MILES OF NEW ROAD 0

NO. OF LOTS 4 DATE NOV. 13, 2007

ZONING PD-R

ERROR OF CLOSURE 1:7500

GRAPHIC SCALE
1 inch = 100 ft.

Model Inventory:
Apt 707
Kitchen:
Bar Area- 3 small plates, clear vases, 4 steak knives, 4 forks, 2 green small plates, 1 metal basket, 1 wooden salad bowl w/ wooden utensils, cookbook
Silver tins- "flour and coffee", small statue of bean pod- Right of Stove
Left of Stove- Martini Shaker, martini glass (2), tray, large fake acorn
Desk- black leather organizer, 2 planners, 1 small spiral notebook, 10 pencils, 1 pen, 1 small statue of "&", 1 small journal, 1 decorative book, desk lamp, 1 chair
Above Cabinets- green mossy plant in modern basket, 1 abstract art, 1 large pear, wooden ball,
On wall right of laundry- 1 art piece, behind front door- 1 art piece
Laundry area: 3 hand towels, 2 full towels, 1 basket
Master Bedroom:
Closet- 5 Hangers, 2 storage bins
Large dresser, mirror above, wood/feather plant, and blue case on dresser
White sitting chair, pillow, blanket, 1 small painting above chair, lamp in corner, curtain rod, white and blue drapes (2)
King Bed w/ green, white, blue bedding, euro pillow (3), 2 queen pillows, 1 decorative pillow, breakfast tray, 2 coffee mugs, silver tea pot, white vase, 2 blue napkins with rings
Left of Bed- Small round table, candle in blue vase, "o" modern carving
Right of Bed- Large round table, journal, book, clear jug, radio, plant on large plate
2 silver lamps on wall extending over bed, 2 large paintings
Master Bathroom:
Bronzed shower curtain rod, oversized chocolate/white shower curtain, small plant
1 large towel, 1 wash cloth and back scrubber
1 brown and white rug
1 pewter corner table with 2 small blue vases w/ tea light candles
1 large plant right of sink, small wooden tray w/ soap brush, 3 small cloths

Left of sink- lamp, tray w/ soap, small blue box, 1 wire art piece on wall
1 painting over the toilet, 2 large and 2 medium blue towels, small wooden leaf carving
Dining Room:
1 Table
4 Chairs
2 Place Settings(2plates)
2 Glasses
2 Place Mats
2 Napkins w/ rings
1 Center Tree Decor
1 Picture
Living Room:
1 "L" Shaped Couch- 5 Decorative Pillows and a blanket, 1 picture above the couch
l Over the sofa Lamp
1 Leather Ottoman
1 Metal Side Table- 1 Ivory Horn, 1 Candle Holder, 1 Metal Bowl w/ decorative balls
1 Chair w/ decorative pillow
1 Wooden Side Table
2 Pictures above the chair
2 Curtain Panels- 1 rod
2 Decorative Vases on Floor
1 T.V. Stand- 1 Picture above tv stand
1 Picture above Thermostat
Guest Bathroom:
2 Rags
2 Towels

3 Hand towels
1 Rug
1 book
1 Bar of Soap on Rags
1 Bath Salts tube
1 Decorative Votive Figurine
1 Decorative Box on Toilet w/ Candle and Sponge
1 Picture over Toilet
1 Hamper
Hallway Near Guest Bathroom:
1 Picture
2 Candle Holders w/ Candles
Guest Bedroom:
Queen Bed-Comforter w/ 5 pillows
2 Pictures Over Bed
1 Floor Lamp
2 Night Tables
1 Basket
2 Books w/ Decorative Bowl
1 Wooden Box
1 Table Lamp w/ two candle holders and one vase
2 Panel Curtain
1 Rod
3 Hangers
2 Closet Storage Boxes
1 Wicker basket in closet

1 Tree Decor- Floor
1 Chest of Drawers
1 Silver bowl w/ 3 topiary bowls
1 Wooden treasure box
1 Large picture
Porch:
2 Chairs
1 Side Table

Manager's Office:
1 wooden filing cabinet
1 desk
2 client chairs
1 manager's chair
3 pictures
2 curtain panels
2 vases
1 decoratie plant
1 trash can
1 phone
1 Dell Computer

Leasing Area:
2 desks
4 client chairs
2 lamps
1 filing cabinet
1 picture
4 curtain panels
2 trash cans
2 phones
2 Dell Computers

Clubhouse:
1 easel with paint board
1 vase with 3 books
1 sofa table - two books, one lamp
1 couch, seven pillows
2 chairs
2 side tables - decorative tree, two books with plant
Coffee table - 1 basket with wooden decor balls, two wooden candles
3 Stools at fire place
1 rug
1 over the sofa lamp
1 vase by fireplace
1 ivory horn on firplace
1 mirror by fireplace
1 painting over fireplace
2 leasing tables - six chairs
4 side tables· decorative tree, two books with plant
2 candle sticks
1 decorative plate
1 picture by leasing table
1 decorative plate on side table
8 curtain panels
4 chairs at backdoor of clubhouse
1 table lamp on leasing table
1 rug by community legend
2 pictures near legend
4 pictures in entry way
1 bench with large pillow
4 rocking charis at front of clubhouse
2 large plant pots

5 decorative plants at water feature
1 water feature
1 additional office laptop
1 Kenmoore Mini Fridge
1 Whirlpool Ice Maker
2 Cigarette Disposal Lamps

Billiards Room:
2 flat screens
2 pictures
4 barstools
1 flavia coffee machine
3 metal wall art
1 painted decorative tree, one silver vase, one canister, one trash can
1 pool table
1 couch, two side tables, two lamps, two trays w/ decor, 1 silver vase, 5 pillows
2 chairs - side table with lamp
2 window cushions, five pillows, two tables, two decorative plants, four stools
2 2 computers - Right S/N: CN-OU072N-64180-99R-0VXS
Left S/N: NC0G331 H-64180-87MOPLS-A00
Tower Right: S/N: 9KCGHHI
Tower Left: S/N: 2KCGHH1
1 Printer S/N: ONF565-772211-86G-0992
2 Chairs
1 floor vase
3 pictures in business area
1 corkboard

Fitness Area:
1 book shelf, 8 books, 1 plate holder w/ wooden leaf, three candles
1 sand vase
10 pictures
3 flat screens
1 clock
free weights
2 recumbent bikes
2 elliptical machines
2 treadmills
1 lateral pull down
1 bench
1 leg curl
1 multi press
7 equipment mats
2 pictures above water fountain

Work Room:
2 phones
2 chairs
1 laptop - S/N: 00144-484-348-445
1 laptop for resident check out (extra)
1 music system/tv system
3 chairs
1 filing room
1 picture

1 refrigerator
1 microwave
1 dishwasher
1 toaster
1 brew station
1 printer S/N: HBF21790
1 Check scanner
1 payment box
1 Key Storage System
2 Shredders
2 white boards - one large and one small
1 Corkboard

Pool Furniture:
3 Benches
2 High Tables
8 High Chairs
4 Umbrellas
30 Lounge Chairs
5 Small Side Tables
2 Small Tables
8 Small Chairs
4 Trash Cans
7 Large Planters
13 Signs
1 Shephard's Hook
1 Life Buoy

Grilling Area:
2 Gas Grills
2 Tables
4 Chairs
2 Trashcans

MISC:
1 Dumpster/Compactor
4 Art/Wall Art
2 Stools
240 Microwaves
240 Refrigerators
240 Ranges/Ovens
240 Dishwashers

COMMUNITY EQUIPMENT & TOOL INVENTORY

COMMUNITY Alta Crescent

EQUIPMENT MANUFACTUER	EQUIPMENT / TOOL DESCRIPTION	MODEL/SERIAL NUMBER	PURCHASE DATE	ESTIMATED COST	DATE OF INVENTORY	ASSIGNED EMPLOYEE COMPLETED INVENTORY
HVAC						
Victol	TORCHES Kit- Cutshill	None Located	2009	$300 w/ tanks	1/31/2012	Paul Dobbins
INFICON	Recovery X2	Vortex AC M#714-202-G1	2009	$698		
		S# 08-27150			1/31/2012	Paul Dobbins
JB Industries	VAC Pump X2	M# DV-66 S#0708	2009	$321	1/31/2012	Paul Dobbins
Inficon	WeyTeh SCALES	M# T13-500-61 08380167	2009	$178	1/31/2012	Paul Dobbins
WORTH	Recovery TANK 30lb X2	081456B5	2009	$120	1/31/2012	Paul Dobbins
AMCOR	PORTABLE A/C	M# AF9000E S# 080601852	2009	$333	1/31/2012	Paul Dobbins
TOOLS						
Poulan Pro	Chain Saw	MOD PP3516 802095 SN 090270 200387-2	2009	$150	1/31/2012	Paul Dobbins
Ludell	8lb Sledge Hammer	N/A	2009	$25	1/31/2012	Paul Dobbins
ORBIT IRR	WATER Key	N/A	2009	$15	1/31/2012	Paul Dobbins
Louisville Ladder	17ft Multiladder	L-2094-17 073-ATOI-D-17663	2010	$220	1/31/2012	Paul Dobbins
STEP RIGHT	3ft Ladder	N/A	2009	$25	1/31/2012	Paul Dobbins
Louisville Ladder	6ft "A" Frame Ladder	L -2112-065	2009	$60	1/31/2012	Paul Dobbins
	Bush Broom		2009	$20	1/31/2012	Paul Dobbins
	Snow Shovel (2)		2009	$25	1/31/2012	Paul Dobbins
BRONCO	Flat Shovel (1)		2009	$20		
	Shop Brooms & Pans		2008		1/31/2012	Paul Dobbins
Louisville	2ft Ladder	L-2012-02	2009	$40

COMMUNITY EQUIPMENT & TOOL INVENTORY

COMMUNITY **Alta Crescent**

EQUIPMENT MANUFACTUER	EQUIPMENT / TOOL DESCRIPTION	MODEL/SERIAL NUMBER	PURCHASE DATE	ESTIMATED COST	DATE OF INVENTORY	ASSIGNED EMPLOYEE COMPLETED INVENTORY
Louisville	24 ft Ext Ladder	L-2121-24	2009	$220	1/31/2012	Paul Dobbins
HUSKY	6ft Fiberglass Ladder			$90	1/31/2012	Paul Dobbins
ECHO	BACK PACK BLOWER	SN# P09912020754 PB-620	2008	$420	1/31/2012	Paul Dobbins
HONDA	Pressure Washer/Work Pro 3000	MOD: WP-3000-HDHB SN: 10411782	2008	$750	1/31/2012	Paul Dobbins
RIGID	12 Gal Wet/Dry Vac.	WD 12500 SN 09096 R 2387	2009	$90	1/31/2012	Paul Dobbins
RIGID	4 Gal Portable Vac.	WD 40700 09084 R 1002	2009	$80	1/31/2012	Paul Dobbins
ILCO	Key Machine	MOD 045 SN PM0033295	2008	$649	1/31/2012	Paul Dobbins
Club Car	Maint Cart	SN PQ0437-434617	2008	$2,500	1/31/2012	Paul Dobbins
	Maint Cart Charger	MOD 22110 SN 100501831	2008	$300	1/31/2012	Paul Dobbins
Club Car	Lease Cart	SN PQ0437-434608	2008	$2,500	1/31/2012	Paul Dobbins
	Lease Cart Charger	MOD 22110 SN 130402773	2008	$300	1/31/2012	Paul Dobbins
RYOBI	4in 1 Tool Kit 18Volt w/ charger		2008	$160	1/31/2012	Paul Dobbins
	Drill					
	Saw					
	Sawsall					
	Light					
	Aluminium Appliance Dolley		2009	$299	1/31/2012	Paul Dobbins

COMMUNITY EQUIPMENT & TOOL INVENTORY

COMMUNITY **Alta Crescent**

EQUIPMENT MANUFACTUER	EQUIPMENT / TOOL DESCRIPTION	MODEL/SERIAL NUMBER	PURCHASE DATE	ESTIMATED COST	DATE OF INVENTORY	ASSIGNED EMPLOYEE COMPLETED INVENTORY
PART EQUIPMENT						
Purdy	9 inch Roller w/ 3 ft Ext		2009	$30	1/31/2012	Paul Dobbins
HD	9 inch Roller w/ 4 ft Ext		2010	$20	1/31/2012	Paul Dobbins
Wall Board	6 inch Joint Knife		2009	$9	1/31/2012	Paul Dobbins
HUSKY	Sheet Rock SAW/Knife		2009	$7	1/31/2012	Paul Dobbins
LPC	Brush & Roller Cleaner Tool		2009	$20	1/31/2012	Paul Dobbins
RED DEUIL	3 inch Joint Knife		2009	$5	1/31/2012	Paul Dobbins
	Assorted Paint Brushes		2010	$30	1/31/2012	Paul Dobbins
Titan	Paint Sprayer	Advantage 500 sef 1036500540	2011	$300	1/31/2012	Paul Dobbins
SAFETY						
HUSKY	Knee PADS		2009	$15	1/31/2012	Paul Dobbins
SAS	WET BOOTS		2009	$20	1/31/2012	Paul Dobbins
JustRite	Flamable Liquid Storage CAB		2008	$699	1/31/2012	Paul Dobbins
MEDJ FIRST	First Aide Cabinet		2008	$180	1/31/2012	Paul Dobbins
SAS	EYE WASH STATION		2009	$25	1/31/2012	Paul Dobbins
AOS	Respirator		2009	$25	1/31/2012	Paul Dobbins
MCR	Safety Glasses (2 Pair)		2010	$25	1/31/2012	Paul Dobbins
SEI	Safety Helmets (2) White		2010	$26	1/31/2012	Paul Dobbins
Bucky	Fire Ext for Shop (2)		2009	$120	1/31/2012	Paul Dobbins